Exhibit 99.2

Permex Petroleum

Successfully Completes Drilling Phase of its First Breedlove Oilfield Well

Dallas, Texas, November 2nd 2022 – Permex Petroleum Corporation (CSE: OIL) (OTCQB: OILCF) (FSE: 75P) (“Permex” or the “Company”), a junior oil and gas company, is pleased to announce an update to its previous news release with respect to the drilling of the Eoff PPC #3 well on its Breedlove Oilfield located in Martin County, Texas.

On September 28th, Permex announced that drilling had commenced and that the well spudded on Wednesday, September 14, 2022. It is the first well drilled by Permex on the 7,780 gross acre Breedlove Oilfield. October 4, 2022, marked the final day of drilling of the Eoff PPC #3 well. The target depth of 8,100 ft (2468 meters) was achieved, and the casing was run to total depth. The electric wireline logging sequence of the wellbore was completed, and the results are positive and well-received by the Company. All indications from the drilling show to be favorable as multiple zones have been found which allows the Company to proceed with the next steps of perforation and completion.

During the Eoff PPC #3 well’s operations, the Company successfully implemented environmentally safe practices. The fluids used are water-based and biodegradable mud. This method is environmentally safe, while also providing samples that are used to locate potential places for future drilling. The pits are lined to ensure no leakage into the surrounding ground.

Currently, the well is positioned vertically but set up for a horizontal well should the Company decide to pursue. The Company believes that the results reveal a future of growth and development for Permex. Should the results from this drilling continue to be beneficial, the Company expects to replicate them across the 7,780 gross acres of the Breedlove Field. In addition, Permex plans to further expand into the Eoff PPC #3 well’s 40-acre spacing available to create additional drilling programs. Such additional wells are already permitted and expected to begin drilling operations in the near future.

Permex Petroleum’s President and CEO, Mehran Ehsan stated, “The driving force of Permex Petroleum’s continued success has been to enhance production while reducing costs. The focus of our drilling campaign has been on the Eoff PPC #3 well, which we believe to be the start of a successful drilling campaign on the Breedlove oilfield. Eoff PPC #3, being the first well drilled by us on this property, reflects Permex’s growth as operations expand to other future wells on this field.”

Since the beginning of 2022, the Company successfully recompleted five oil and gas wells, which came online at a combined initial production rate of 50 barrels of oil equivalent per day (“BOEPD”) and have stabilized at a rate of 35 BOEPD, increasing the Company’s total production to 71 BOEPD. The Company has access to an additional 62 shut-in oil, gas and saltwater disposal wells that the Company intends to also be brought online. Management believes that many of these wells have the potential to yield similar results, thereby increasing the Company’s total daily production solely by re-entering shut-in wells.

Further updates will be available as stages continue and as the Company moves forward to the completion and production phases of the Eoff PPC #3 well.

About Permex Petroleum Corporation

Permex Petroleum (CSE: OIL) (OTCQB: OILCF) (FSE: 75P) is a uniquely positioned junior oil & gas company with assets and operations across the Permian Basin of West Texas and the Delaware Sub-Basin of New Mexico. The Company focuses on combining its low-cost development of Held by Production assets for sustainable growth with its current and future Blue-Sky projects for scale growth. The Company, through its wholly owned subsidiary, Permex Petroleum US Corporation, is a licensed operator in both states, and owns and operates on private, state and federal land.

CONTACT INFORMATION

Permex Petroleum Corporation

Mehran Ehsan

President, Chief Executive Officer & Director

(469) 804-1306

Greg Montgomery

CFO, Corporate Secretary & Director

(469) 804-1306

Or for Investor Relations, please contact:

Dave Gentry

OILCF@redchip.com

CAUTIONARY DISCLAIMER STATEMENT:

The Canadian Securities Exchange has neither approved nor disapproved the contents of this press release.

Forward-Looking Statements

This news release includes certain statements and information that may constitute forward-looking information within the meaning of applicable Canadian and United States securities laws. Forward-looking statements relate to future events or future performance and reflect the expectations or beliefs of management of the Company regarding future events. Generally, forward-looking statements and information can be identified by the use of forward-looking terminology such as “intends”, “expects” or “anticipates”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would” or will “potentially” or “likely” occur. This information and these statements, referred to herein as “forward-looking statements”, are not historical facts, are made as of the date of this news release and include without limitation, statements regarding Permex’s development plans on the Breedlove Oilfield, the Company’s expectations of future growth and development, the Company’s expectations on future drilling results and drilling campaign, the completion of the Eoff PPC #3 well, the recompletion of any of the additional 62 shut-in oil, gas and saltwater disposal wells that the Company has access to, and any future increases in the Company’s total daily production by re-entering shut-in wells .

In addition, forward-looking statements or information are based on a number of material factors, expectations or assumptions of Permex which have been used to develop such statements and information but which may prove to be incorrect. Although Permex believes that the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because Permex can give no assurance that such expectations will prove to be correct. In addition to other factors and assumptions which may be identified herein, assumptions have been made regarding, among other things: that Permex will continue to conduct its operations in a manner consistent with past operations; continued performance from existing wells; the continued and timely development of infrastructure in areas of new production; the accuracy of the estimates of Permex’s reserve volumes; certain commodity price and other cost assumptions; continued availability of debt and equity financing and cash flow to fund Permex’s current and future plans and expenditures; the impact of increasing competition; the general stability of the economic and political environment in which Permex operates; the general continuance of current industry conditions; the timely receipt of any required regulatory approvals; the ability of Permex to obtain qualified staff, equipment and services in a timely and cost efficient manner; the ability of Permex to obtain financing on acceptable terms; field production rates and decline rates; the ability to replace and expand oil and natural gas reserves through acquisition, development and exploration; future commodity prices; currency, exchange and interest rates; regulatory framework regarding royalties, taxes and environmental matters in the jurisdictions in which Permex operates; and the ability of Permex to successfully market its oil and natural gas products.

Although management of the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements or forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements and information. Readers are cautioned that reliance on such information may not be appropriate for other purposes. The Company does not undertake to update any forward-looking statement, forward-looking information or financial outlook that are incorporated by reference herein, except in accordance with applicable securities laws. We seek safe harbor.